EXHIBIT 99.1

SourceForge Reports Fiscal Year 2008 and Fourth Quarter Results

Twenty-One Percent Fiscal Year Revenue Growth From Continuing Operations

MOUNTAIN VIEW, Calif., Aug. 28, 2008 (GLOBE NEWSWIRE) -- SourceForge, Inc. (Nasdaq:LNUX), the leader in IT community-driven media and e-commerce, today announced financial results for its fourth quarter and fiscal year ended July 31, 2008.

Revenue from continuing operations for the year ended July 31, 2008 grew 21% to $55.3 million, compared to $45.6 million for the year ended July 31, 2007. Fourth quarter fiscal 2008 revenue from continuing operations grew 13% to $11.3 million, compared to fourth quarter fiscal 2007 revenue of $10.1 million.

For the year ended July 31, 2008, the company's net loss from continuing operations on a GAAP basis was $4.3 million, or $(0.06) per share, compared to GAAP net income from continuing operations of $6.0 million, or $0.09 per share, for the year ended July 31, 2007. On a GAAP basis, the fourth quarter fiscal 2008 loss from continuing operations was $5.0 million, or $(0.07) per share, compared to fourth quarter fiscal 2007 GAAP income from continuing operations of $0.7 million, or $0.01 per share. On a GAAP basis, including discontinued operations, net income for fiscal year 2007 was $8.7 million, or $0.13 per share and net income for the fourth quarter of fiscal 2007 was $0.6 million, or $0.01 per share.

The net loss for the year ended July 31, 2008 included charges of $2.0 million of total severance costs related to the resignation of the company's former CEO (composed of $0.9 million of cash costs and $1.1 million of stock-based compensation, which is included in the non-GAAP reconciliation), $2.2 million of restructuring charges relating to the Company's former headquarters, $0.4 million of legal expenses relating to the resolution of a long-term outstanding claim and a net realized loss on investment of $0.4 million. The net loss for the quarter ended July 31, 2008 included charges of $2.0 million of total severance costs related to the resignation of the company's former CEO (composed of $0.9 million of cash costs and $1.1 million of stock-based compensation expense which is included in the non-GAAP reconciliation), $0.8 million of restructuring charges relating to the Company's former headquarters, $0.4 million of legal expenses relating to the resolution of a long-term outstanding claim and a realized loss on investment of $0.2 million.

Excluding the impact of stock-based compensation and restructuring charges, non-GAAP income from continuing operations for the year ended July 31, 2008 was $1.4 million, or $0.02 per share, compared to $7.4 million, or $0.11 per share for the year ended July 31, 2007. Non-GAAP loss for the fourth quarter of fiscal 2008 was $2.2 million, or $(0.03) per share, compared to non-GAAP income from continuing operations of $1.3 million, or $0.02 per share, for the fourth quarter of fiscal 2007. A reconciliation of income from continuing operations as reported to non-GAAP income from continuing operations is included in this release.

Cash and investments balance at the end of the fourth fiscal quarter was $53.7 million.

"In a quarter of significant change and focus on long-term investment, we had solid performance from our media division and exceptional performance from our eCommerce business," said Bob Neumeister, Interim CEO, SourceForge, Inc. "We are committed to our investment strategy to increase engagement, enhance our product offerings and provide long-term shareholder value with growth to the top line."

A conference call and audio webcast will be held at 2:00 p.m. PT or 5:00 p.m. ET on August 28, 2008 and may be accessed by calling 877-407-0782 or 201-689-8567. Replays of both the telephonic audio and audio webcast will be available for 90 days on the company's corporate web site at www.sourceforge.com. To access the conference call replay, dial 877-660-6853 or 201-612-7415, referencing replay account 286 and call ID 292741.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, SourceForge also reports non-GAAP financial results. Non-GAAP income from continuing operations and non-GAAP earnings per share from continuing operations reflect income from continuing operations and exclude stock-based compensation expense and restructuring costs. These non-GAAP financial results are provided to enhance the reader's overall understanding of SourceForge's current financial performance and prospects for the future. Specifically, SourceForge believes that non-GAAP results provide useful information to both management and investors by excluding certain expenses that SourceForge believes are not indicative of its core operating results and stock-based compensation. SourceForge considers its core operating results to include revenue recorded in a particular period and the related expenses that are intended to directly drive operating income during that period. In addition, because SourceForge has historically reported non-GAAP results to the investment community, SourceForge believes the inclusion of non-GAAP numbers provides consistency in financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The method SourceForge uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

These non-GAAP financial results are derived from GAAP income from continuing operations by excluding restructuring charges and stock-based compensation expenses. Restructuring costs are excluded from SourceForge's GAAP financial measures because they represent non-cash charges which are not representative of SourceForge's core operations. With respect to stock-based compensation, SourceForge recognizes that expenses associated with stock-based compensation that requires management to make assumptions about SourceForge's common stock such as expected future stock price volatility, the anticipated duration of outstanding stock options and awards and the rate at which SourceForge recognizes the corresponding stock-based compensation expense over the course of future fiscal periods. While other forms of SourceForge expense (such as cash compensation, inventory costs and real estate costs) are reasonably correlated to SourceForge's underlying business and such costs are incurred principally or wholly in the particular fiscal period being reported, stock-based compensation expense is not reasonably correlated to the particular fiscal period in question but rather is based on expected future events that have no relationship (and in certain instances, an inverse relationship) with how well SourceForge currently operates its business.

These non-GAAP financial measures are used by management and investors in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of SourceForge's operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of SourceForge's underlying operational results and trends in our performance. Further, SourceForge believes that the financial analysts who regularly follow and report on SourceForge and the business sector in which SourceForge competes exclude items such as these when analyzing performance relative to our guidance, as well as their financial performance estimates and the performance of other sector participants, and in projecting future financial results.

About SourceForge, Inc.

SourceForge's media and e-commerce web sites connect millions of influential technology professionals and enthusiasts each day. Combining user-developed content, online marketplaces and e-commerce, SourceForge is the global technology community's nexus for information exchange, goods for geeks, and open source software distribution and services. SourceForge's network of web sites serves 33 million unique visitors each month* and includes: SourceForge.net, Slashdot, ThinkGeek, Linux.com, freshmeat.net, ITManagersJournal and NewsForge. For more information or to view the media kit online, visit www.sourceforge.com. (*Source: Google Analytics and Omniture, July 2008.)

The SourceForge, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=3878

SourceForge, SourceForge.net, Slashdot, freshmeat, and ThinkGeek are registered trademarks of SourceForge, Inc. in the United States and other countries. All other trademarks or product names are property of their respective owners.

NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations, and involve risks and uncertainties. Forward-looking statements contained herein include statements regarding growth strategies and prospects for SourceForge's online media and e-commerce businesses. Actual results may differ materially from those expressed or implied in such forward-looking statements due to various factors, including: SourceForge's ability to attract and retain qualified personnel; success in designing and offering innovative online advertising programs; decreases or delays in online advertising spending; SourceForge's ability to achieve and sustain higher levels of revenue; SourceForge's ability to protect and defend its intellectual property rights; rapid technological and market change; unforeseen expenses that SourceForge may incur in future quarters; and competition with, and pricing pressures from larger and/or more established competitors. Investors should consult SourceForge's filings with the Securities and Exchange Commission, www.sec.gov, including the risk factors sections of its Annual Report on Form 10-K/A for the fiscal year ended July 31, 2007, and the Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2008, for further information regarding these and other risks of SourceForge's business. All forward-looking statements included in this press release are based upon information available to SourceForge as of the date hereof, and SourceForge does not assume any obligations to update such statements or the reasons why actual results could differ materially from those projected in such statements.

                           SOURCEFORGE, INC.
         CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              (In thousands, except per share data)
                            (unaudited)

                         Three Months Ended           Year Ended
                               July 31,                July 31,
                         -------------------     --------------------
                           2008       2007         2008         2007
                         --------   --------     --------    --------
 Online Media revenue    $  4,756   $  4,893     $ 18,506    $ 17,496
 E-commerce revenue         6,584      5,186       36,820      28,103
                         --------   --------     --------    --------
  Net revenue              11,340     10,079       55,326      45,599
                         --------   --------     --------    --------
 Online Media cost of
  revenue                   2,080      1,249        7,268       4,733
 E-commerce cost of
  revenue                   5,111      3,878       27,860      21,200
                         --------   --------     --------    --------
  Cost of revenue           7,191      5,127       35,128      25,933
                         --------   --------     --------    --------
  Gross margin              4,149      4,952       20,198      19,666
                         --------   --------     --------    --------
 Operating expenses:
  Sales and marketing       2,409      1,824        8,346       6,108
  Research and
   development              1,376      1,011        4,382       3,771
  General and
   administrative           4,720      2,111       11,127       6,443
  Restructuring costs         765         --        2,179          --
                         --------   --------     --------    --------
   Total operating
    expenses                9,270      4,946       26,034      16,322
                         --------   --------     --------    --------
 Operating income (loss)
  from continuing
  operations               (5,121)         6       (5,836)      3,344
 Interest and other
  income, net                  89        746        1,638       2,896
                         --------   --------     --------    --------
 Income (loss) from
  continuing operations
  before income taxes      (5,032)       752       (4,198)      6,240
 Provision (benefit) for
  income taxes                (50)        46          128         285
                         --------   --------     --------    --------
  Income (loss) from
   continuing operations   (4,982)       706       (4,326)      5,955
 Income (loss) from
  discontinued
  operations                   --       (105)          --       2,773
                         --------   --------     --------    --------
   Net income (loss)     $ (4,982)  $    601     $ (4,326)   $  8,728
                         ========   ========     ========    ========

 Income (loss) per
  share from
  continuing
  operations:

  Basic                 $   (0.07)   $  0.01     $   (0.06)      0.09
                        =========    =======     =========   ========
  Diluted               $   (0.07)   $  0.01     $   (0.06)      0.09
                        =========    =======     =========   ========

 Income per share
  from discontinued
  operations:
  Basic                 $    0.00    $  0.00     $    0.00       0.04
                        =========    =======     =========   ========
  Diluted               $    0.00    $  0.00     $    0.00       0.04
                        =========    =======     =========   ========

 Net income (loss)
  per share:
  Basic                 $   (0.07)   $  0.01     $   (0.06)      0.13
                        =========    =======     =========   ========
  Diluted               $   (0.07)   $  0.01     $   (0.06)      0.13
                        =========    =======     =========   ========

 Shares used in
  computing earnings
  per share:
  Basic                    67,555     67,807        67,469     66,254
                        =========    =======     =========   ========
  Diluted                  67,555     69,353        67,469     68,489
                        =========    =======     =========   ========

                              SOURCEFORGE, INC.
               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share data)
                                (unaudited)

                           Three Months Ended          Year Ended
                                 July 31,               July 31,
                           -------------------    -------------------
                             2008       2007        2008       2007
                           --------   --------    --------   --------
 Reconciliation of income
  (loss) from continuing
  operations as reported
  to non-GAAP income from
  continuing operations:

 Income (loss) from
  continuing operations
  - as reported            $ (4,982)  $    706    $ (4,326) $   5,955
 Non cash charges:
  Stock-based
   compensation
   expense included
   in COGS                      101         36         249        101
  Stock-based
   compensation expense
   included in Op Ex.         1,914        525       3,344      1,343
  Restructuring costs           765         --       2,179         --
                           --------   --------    --------  ---------
 Non-GAAP income (loss)
  from continuing
  operations               $ (2,202)  $  1,267    $  1,446  $   7,399
                           ========   ========    ========  =========
 Non-GAAP income/(loss)
  per share from
  continuing operations:

  Basic                    $  (0.03)  $   0.02    $   0.02  $    0.11
                           ========   ========    ========  =========
  Diluted                  $  (0.03)  $   0.02    $   0.02  $    0.11
                           ========   ========    ========  =========
 Shares used in
  computing non-GAAP
  per share amounts:
  Basic                      67,555     67,807      67,469     66,254
                           ========   ========    ========  =========
  Diluted                    67,555     69,353      67,702     68,489
                           ========   ========    ========  =========

                             SOURCEFORGE, INC.
                  CONDENSED CONSOLIDATED BALANCE SHEET
                            (In thousands)
                              (unaudited)

                                                  July 31,   July 31,
                                                    2008       2007
                                                 ---------  ---------

                        ASSETS
 Current assets:
  Cash, cash equivalents and short-term
   investments                                   $  42,453  $  42,769
  Accounts receivable, net                           4,413      5,309
  Inventories                                        2,985      2,052
  Prepaid expenses and other current assets          1,353      1,529
  Current assets of discontinued operations             --         92
                                                 ---------  ---------
   Total current assets                             51,204     51,751
 Property and equipment, net                         4,800      2,640
 Long-term investments, including long-term
  restricted cash                                   11,249     14,871
 Other assets                                        7,280      7,601
                                                 ---------  ---------
 Total assets                                    $  74,533  $  76,863
                                                 =========  =========

         LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
  Accounts payable                               $   2,783  $   2,348
  Accrued restructuring liabilities                  2,788      1,781
  Deferred revenue                                     585        733
  Accrued liabilities and other                      2,115      2,786
                                                 ---------  ---------
   Total current liabilities                         8,271      7,648
 Accrued restructuring liabilities, net of
   current portion                                   2,444      3,267
 Other long-term liabilities                           166        854
                                                 ---------  ---------
 Total liabilities                                  10,881     11,769
                                                 ---------  ---------
 Stockholders' equity:
  Common stock                                          69         69
  Additional paid-in capital and treasury stock    800,873    797,418
  Accumulated other comprehensive loss                (597)       (26)
  Accumulated deficit                             (736,693)  (732,367)
                                                 ---------  ---------
   Total stockholders' equity                       63,652     65,094
                                                 ---------  ---------
 Total liabilities and stockholders' equity      $  74,533  $  76,863
                                                 =========  =========

                            SOURCEFORGE, INC.
          CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (In thousands)
                               (unaudited)

                                                  Year Ended July 31,
                                                 --------------------
                                                   2008        2007
                                                 --------     -------
 Cash flows from operating activities:
  Net income (loss)                              $ (4,326)    $ 8,728
  Income from discontinued operations                  --       2,773
                                                 --------     -------
  Income (loss) from continuing operations       $ (4,326)    $ 5,955
  Adjustments to reconcile income (loss) from
   continuing operations to net cash provided
   by operating activities:
   Depreciation and amortization                    1,481         574
   Stock-based compensation expense                 3,593       1,443
   Tax benefit from employee option plan               --         213
   Provision for bad debts                            154          27
   Provision for excess and obsolete inventory         43         (33)
   Loss on sale of assets                               8          42
   Loss on sale of investments, net                   413          --
   Non-cash restructuring expense                   2,179          --
   Changes in assets and liabilities, net of
    disposition:
    Accounts receivable                               742      (2,493)
    Inventories                                      (976)       (928)
    Prepaid expenses and other assets                 497        (679)
    Accounts payable                                  435       1,252
    Accrued restructuring liabilities              (1,870)     (1,640)
    Deferred revenue                                 (148)        440
    Accrued liabilities and other                    (671)        300
    Other long-term liabilities                      (688)       (260)
                                                 --------     -------
     Net cash provided by operating activities
      from continuing operations                      866       4,213
                                                 --------     -------
 Cash flows from investing activities from
  continuing operations:
   Purchase of property and equipment              (3,774)     (2,626)
   Purchase of marketable securities              (40,885)    (81,331)
   Sale of marketable securities                   77,386      71,337
                                                 --------     -------
    Net cash provided by (used in) investing
    activities from continuing operations          32,727     (12,620)
                                                 --------     -------
 Cash flows from financing activities from
  continuing operations:
  Proceeds from issuance of common stock, net          51       4,219
  Repurchase of common stock                         (189)         --
                                                 --------     -------
    Net cash provided by (used in) financing
    activities from continuing operations            (138)      4,219
                                                 --------     -------
 Cash flows from discontinued operations:
  Net cash provided by (used in) operating
   activities                                          92      (1,550)
  Net cash used in investing activities                --        (658)
                                                 --------     -------
    Net cash provided by (used in) discontinued
    operations                                         92      (2,208)
                                                 --------     -------
  Net increase (decrease) in cash and cash
   equivalents                                     33,547      (6,396)
  Cash and cash equivalents, beginning of
   period                                           8,357      14,753
                                                 --------     -------
  Cash and cash equivalents, end of period       $ 41,904     $ 8,357
                                                 ========     =======

CONTACT: SourceForge, Inc.
         Patty Morris, Chief Financial Officer
         (650) 694-2164
         pmorris@corp.sourceforge.com